UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2019

ALLYME HOLDING INC

(Exact name of registrant as specified in its charter)

Delaware	000-55738	81-4679061
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

506 Enterprise Ave.

Kitimat, CanadaV8C 2E2

(Address of principal executive offices) (zip code)

(778) 888-2886

(Registrant’s telephone number, including area code)

Copy to:

Robert Diener, Esq.

Law Offices of Robert Diener

41 Ulua Place

Haiku, HI 96708

Phone: (808) 573-6163

Fax: (310) 362-8887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 9, 2019, AllyMe Holding, Inc. (the “Company”) acquired the entire interest of 0731380 B.C. Limited, the sole proprietor of a newly formed British Columbia registered company, Natural Recreation (“Natural Recreation”). Natural Recreation will operate as a wholly-owned subsidiary of the Company which will engage in the retail sale of marijuana, initially in British Columbia. At this time, Natural Recreation is investigating a specific business opportunity that will enable it to commence operations in the near term.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

In accordance with the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

ALLYME HOLDING INC.

Date: January 16, 2019	By	/s/ Chunxia Jiang
Chunxia Jiang
CEO, President and Secretary